Exhibit 99.1

Verano Announces Closing of Acquisition of Arizona and Virginia Subsidiaries of The Cannabist Company, Becomes Exclusive Cannabis Operator for HSA 5 in Eastern Virginia and Strengthens Arizona Footprint

Acquisitions Expand Verano’s Footprint to 14 States, 15 Cultivation and Production Facilities, and 150 Dispensaries Nationwide

CHICAGO, August 22, 2024 – Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the closing of acquisitions pursuant to agreements previously announced on July 29, 2024, and acquired all of the ownership interests of three subsidiaries of The Cannabist Company Holdings Inc. (Cboe CA: CBST) (OTCQX: CBSTF) (“The Cannabist Company”), one of the most experienced cultivators, manufacturers and retailers of cannabis products in the U.S. Two subsidiaries, 203 Organix, L.L.C. and Salubrious Wellness Center, Inc. (together, the “Arizona Operations”) operate in Arizona, and the third subsidiary, Columbia Care Eastern Virginia LLC, operates in Virginia (the “Virginia Operations”).

In Virginia, Verano will be the sole vertical cannabis operator in HSA 5 in Eastern Virginia - a region with nearly two million residents and 14 million annual tourists - and gains an active cultivation and production facility and six operational dispensaries in Hampton, Norfolk, Portsmouth, Suffolk, Virginia Beach and Williamsburg. In Arizona, Verano gains an active cultivation and production facility and raises the Company’s retail footprint to eight locations with the addition of stores in Tempe and Prescott, complementing its existing six Zen Leaf dispensaries and multiple cultivation and processing facilities in the state.

Verano Management Commentary

“Our entrance into Virginia provides near-term growth potential within the existing medical program, and adds yet another valuable market to our footprint with a high probability of adult use in the near future,” said George Archos, Verano founder, Chairman and Chief Executive Officer. “Leveraging our extensive M&A history and experience, we are actively integrating these facilities into our network, and will build on our legacy as a top-tier medical operator in preparation for potential adult use in Virginia. Additionally, expanding our Arizona operations allows us to further scale our retail footprint and broaden access to our award-winning brand portfolio with increased cultivation capacity and high-performing dispensaries in attractive locations in Prescott and Tempe. We are thankful for the Cannabist team’s partnership, and thrilled to welcome new colleagues in Virginia and Arizona as we turn the page on an exciting new chapter for Verano.”

The Cannabist Company Management Commentary

“Verano has been a great partner through a very thoughtful transaction, and we are excited for what the future holds for our Eastern Virginia and Arizona teams with Verano. This was a critical move for us as we continue our path of building a better business and reshaping our footprint to improve our financial footing, ultimately bringing us closer to profitability. We look forward to working alongside Verano in Virginia as we continue in the Richmond region to support a growing medical program and look toward the future of adult use. Thank you to everyone involved for making this a success,” said David Hart, CEO, The Cannabist Company.

The Cannabist Company will maintain its Virginia operations in the Richmond region (HSA 4), with approximately 80,000 square feet of cultivation and manufacturing capacity, five retail locations in operation and one in development. With the close of the Arizona transaction, The Cannabist Company now operates in 14 markets, which will be reduced to 12 markets once the exits in Florida and Washington, DC are finalized.

Transaction Highlights

Total consideration for the Arizona Operations was $15 million in the aggregate, subject to adjustment, paid in cash upon signing. Total consideration for the Virginia Operations, subject to adjustment, was $90 million, which was paid upon closing and consisted of $20 million in cash, $40 million in Class A subordinate voting shares, and the issuance of a $30 million promissory note.

About Verano

Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, including Cabbage Club™, an innovative annual membership program offering exclusive benefits for cannabis consumers. Verano produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, (the) Essence™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 14 U.S. states, comprised of 15 production facilities with over 1,100,000 square feet of cultivation capacity. Learn more at Verano.com.

Media Note: Images and Video are available for download via the Verano Company Newsroom (Credit: “Courtesy of Verano”).

Contacts:

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

investors@verano.com

Media

Verano

Steve Mazeika

Vice President, Communications

Steve.Mazeika@verano.com

312-348-4430

About The Cannabist Company (f/k/a Columbia Care)

The Cannabist Company, formerly known as Columbia Care, is one of the most experienced cultivators, manufacturers and providers of cannabis products and related services, with licenses in 14 U.S. jurisdictions. The Company operates 95 facilities including 73 dispensaries and 22 cultivation and manufacturing facilities, including those under development and assuming the closure of announced divesture transactions. Columbia Care, now The Cannabist Company, is one of the original multi-state providers of cannabis in the U.S. and now delivers industry-leading products and services to both the medical and adult-use markets. In 2021, the Company launched Cannabist, its retail brand, creating a national dispensary network that leverages proprietary technology platforms. The company offers products spanning flower, edibles, oils and tablets, and manufactures popular brands including Seed & Strain, Triple Seven, Hedy, gLeaf, Classix, Press, and Amber. For more information, please visit www.cannabistcompany.com.

Investors

The Cannabist Company

Lee Ann Evans

SVP, Capital Markets

investor@cannabistcompany.com

Media

The Cannabist Company

Lindsay Wilson

SVP, Communications

media@cannabistcompany.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s and The Cannabist Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s and The Cannabist Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company and The Cannabist Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s and The Cannabist Company’s annual reports on Form 10-K and any subsequent quarterly reports on Form 10-Q, in each case, filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company and The Cannabist Company do not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or The Cannabist Company or persons acting on their behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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